UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2025

MESA AIR GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-38626	85-0302351
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

410 North 44th Street, Suite 700, Phoenix, Arizona	85008
(Address of principal executive offices)	(Zip Code)

(602) 685-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	MESA	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On October 28, 2025, Mesa Air Group, Inc. (the “Company”) and its wholly owned subsidiary, Mesa Airlines, Inc. (“Mesa Airlines”) entered into an Amendment (the “Amendment”) to its Loan and Guarantee Agreement, dated as of October 30, 2020 (as theretofore amended, the “Loan Agreement”), among the Company, Mesa Airlines, the Guarantors party thereto from time to time, Jefferies Capital Services, LLC (as successor in interest to the United States Department of the Treasury) (the “Lender”), and The Bank of New York Mellon as Administrative Agent and Collateral Agent (the “Agents”) (collectively, the “Parties”). Capitalized terms used but not defined herein have the meanings ascribed to them in the Loan Agreement.

Under the terms of the Amendment, the Lender agreed to: (a) extend the Maturity Date of the Loan Agreement from October 30, 2025 to November 28, 2025, subject to the Company’s further right to extend the Maturity Date by 30 days by providing notice to the Administrative Agent to no later than November 27, 2025; (b) reduce the interest rate under the Loan Agreement to zero percent (0%) for a period of 90 days from the date of the Amendment; (c) waive the restrictions on Fundamental Changes and Organizational Document amendments in connection with the merger (the “Merger”) of Republic Airways Holdings Inc. with and into the Company; (d) waive the Collateral Coverage Ratio and minimum Liquidity tests through the Maturity Date, and (e) subject to the payment in full of the obligations under the Loan Agreement on the Maturity Date, reduce the principal amount of the Obligations under the Loan Agreement by $12.3 million (collectively, the “Amendments”).

In connection with the execution of the Amendment, Mesa Airlines (i) entered into a Security and Control Agreement with the Lender pursuant to which Mesa Airlines deposited $31.9 million into a collateral account controlled by the Lender and agreed to pledge an aircraft engine, each as collateral for the obligations under the Loan Agreement, and (ii) agreed to pay Jefferies LLC a non-refundable advisory fee, payable on the earlier of the approval of the Merger and the Maturity Date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mesa Air Group, Inc.

Date: October 30, 2025	By:	/s/ Brian S. Gillman
	Name:	Brian S. Gillman
	Title:	Executive Vice President and General Counsel